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           1997 Stock Option Plan Form of Notice of Grant of Stock Option.


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                   SPIROS DEVELOPMENT CORPORATION II, INC.
                       NOTICE OF GRANT OF STOCK OPTION


          Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Spiros Development Corporation II, Inc. (the "Corporation"):

          OPTIONEE:
                    ------------------------------------------------------------
          GRANT DATE:
                      ----------------------------------------------------------

          EXERCISE PRICE:  $                                           per share
                            ------------------------------------------
          NUMBER OF OPTION SHARES:                                        shares
                                   --------------------------------------
          EXPIRATION DATE:
                           -----------------------------------------------------
          TYPE OF OPTION:             Incentive Stock Option
                              -------
                                      Non-Statutory Stock Option
                              -------

          EXERCISE SCHEDULE: The Option shall become exercisable for all the Option Shares upon the Optionee's completion of five (5) years of Service measured from the Grant Date. However, the Option shall become exercisable for all the Option Shares on an accelerated basis immediately prior to the occurrence of the following performance milestone, provided such milestone event occurs during the Optionee's period of Service: Dura Pharmaceuticals, Inc. ("Dura") shall purchase all of the Corporation's outstanding Common Stock pursuant to the stock purchase option granted to Dura under the Corporation's Amended and Restated Certificate of Incorporation. In no event shall the Option become exercisable for any Option Shares after Optionee's cessation of Service.

          Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Spiros Development Corporation II, Inc. 1997 Stock Option Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the attached Stock Option Agreement. If this is Optionee's first stock option grant under the Plan, a copy of the prospectus for the Plan is also attached hereto. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

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          NO EMPLOYMENT OR SERVICE CONTRACT.  Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

          DEFINITIONS. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED:                        , 199
       -----------------------     --

                                      SPIROS DEVELOPMENT
                                      CORPORATION II, INC.

                                      By:
                                           -------------------------------------

                                      Title:
                                              ----------------------------------


                                      ------------------------------------------
                                                       OPTIONEE

                                      Address:
                                                --------------------------------

                                      ------------------------------------------






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                                  EXHIBIT A

                            STOCK OPTION AGREEMENT